                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           _________________________



                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               February 01, 2001
                              -------------------
                                Date of Report
                       (Date of earliest event reported)



                           DATA CRITICAL CORPORATION
   ------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-27855                  91-1901482
----------------------------   --------------------------   --------------------
(State or Other Jurisdiction    (Commission File No.)           (IRS Employer
    of Incorporation)                                        Identification No.)

                     19820 North Creek Parkway, Suite 100
                           Bothell, Washington 98011
--------------------------------------------------------------------------------
         (Address of principal executive offices, including Zip Code)

                                (425) 482-7000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.   Other Events

     On February 1, 2001 an Amendment to Patent License Agreement (the "Amendment") dated as of September 30, 2000, between Data Critical Corporation (the "Company") and Fukuda Denshi Co., Ltd. (the "Licensor") became effective pursuant to which the Company was granted an exclusive license to use Licensor's patented technology under U.S. Patent No. 5003984 (the "Patent") to produce and manufacture certain portions of the Company's alarm notification systems for the healthcare industry. The Amendment modifies the Patent License Agreement (the "License Agreement") dated as of August 31, 1998, pursuant to which the Licensor granted the Company a license to use the Licensor's patented technology under the Patent to produce and manufacture certain portions of the Company's alarm notification systems for the healthcare industry. The Amendment and License Agreement are filed as exhibits to this Current Report of Form 8-K and are incorporated into this report by reference. The summary provisions of those agreements contained herein are not complete, and you should refer to the exhibits for copies of the actual agreements.

     On February 5, 2001, the Company issued a press release announcing its execution of the Amendment. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated into this report by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Exhibits

          *10.1  Amendment to Patent License Agreement, dated
                 September 30, 2000 between Data Critical Corporation, a Delaware corporation, and Fukuda Denshi Co., Ltd., a Japanese corporation.

          *10.2 Patent License Agreement, dated August 31, 1998 between Data Critical Corporation, a Delaware corporation, and Fukuda Denshi Co., Ltd., a Japanese corporation.

           99.1  Press Release dated February 5, 2001.

* Registrant has sought confidential treatment pursuant to Rule 24b-2 for portions of the referenced exhibit.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                            DATA CRITICAL CORPORATION


Dated:  February 9, 2001                   By   /s/ Michael E. Singer
                                               ---------------------------------
                                               Michael E. Singer
                                               Executive Vice President and
                                               Chief Financial Officer
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                                 EXHIBIT INDEX




Exhibit Number      Description
--------------      -----------

     *10.1          Amendment to Patent License Agreement, dated
                    September 30, 2000 between Data Critical Corporation, a Delaware corporation, and Fukuda Denshi Co., Ltd., a Japanese corporation.

     *10.2 Patent License Agreement, dated August 31, 1998 between Data Critical Corporation, a Delaware corporation, and Fukuda Denshi Co., Ltd., a Japanese corporation.

      99.1          Press Release dated February 5, 2001.









* Registrant has sought confidential treatment pursuant to Rule 24b-2 for portions of the referenced exhibit.